Dear [           ],

As a shareholder in Macquarie Large Cap Value Portfolio, you recently received the enclosed proxy communication via email or a proxy statement and proxy card(s) in the mail in connection with the Special Meeting of Shareholders scheduled to be held via audio teleconference on Sept. 3, 2021 at 11:30am Eastern time.
The Special Meeting relates to the following proposed reorganizations:
Acquired Fund	Acquiring Fund
Macquarie Large Cap Value Portfolio, Share Class (DPDEX)	Delaware Value® Fund, Class R6 (DDZRX)

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote FOR the proposal. It is important you exercise your right to vote.  By following the instructions below, please take a moment to cast your vote by mail, internet or telephone.  If you would like to review the proxy statement electronically, you can view it at www.eproxyaccess.com/mlcvp2021.

VOTE BY MAIL
1.	Read the proxy statement.
2.	Check the appropriate box on the reverse side of your card.
3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE
1.	Read the proxy statement and have your card at hand.
2.	Go to the internet site noted on your card.
3.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and have your card at hand.
2.	Call the toll-free number on your card.
3.	Follow the simple instructions.

Lastly, we have retained Di Costa Partners (“DCP”) to assist us with the proxy solicitation process. You may receive a call from a DCP representative who can take your vote over the phone. You can call DCP at 833 892-6622 if you have any questions regarding the proxy.

Thank you in advance for your vote,

Sincerely,

[Forename Surname]